Exhibit 10.25

Letter Agreement

NordLB / Fly Leasing – Loan Agreements

[   ] Airbus and Boeing Aircraft

Aphrodite Aviation Limited (the MSN [   ] Borrower)

Artemis Aviation Limited (the MSN [   ] Borrower)

Clementine Aviation Limited (the MSN [   ] Borrower)

Panda Aviation Limited (the MSN [   ] Borrower)

Victoria Peak Aviation Limited (the MSN [   ] Borrower)

Hobart Aviation Holdings Limited (the Shareholder)

Norddeutsche Landesbank Girozentrale, as lender in relation to the financing of the Aircraft (the Lender)

Norddeutsche Landesbank Girozentrale, as facility agent in relation to the financing of the Aircraft (the Facility Agent)

Norddeutsche Landesbank Girozentrale, as security agent and trustee in relation to the financing of the Aircraft (the Security Trustee)

[   ], 2019

Dear Sirs

[   ] Airbus and Boeing Aircraft

Background

1	We refer to:

(a)
the loan agreement relating to MSN [   ] dated 6 February 2012 between the MSN [   ] Borrower, the Shareholder, the Lender, the Facility Agent and the Security Trustee (as amended, supplemented or varied from time to time (including without limitation pursuant to the letter agreement dated 13 November 2018 between, inter alios, the MSN [   ] Borrower and the Finance Parties), the MSN [   ] Loan Agreement);

(b)
the loan agreement relating to MSN [   ] dated 6 February 2012 between the MSN [   ] Borrower, the Shareholder, the Lender, the Facility Agent and the Security Trustee (as amended, supplemented or varied from time to time (including without limitation pursuant to the letter agreement dated 13 November 2018 between, inter alios, the MSN [   ] Borrower and the Finance Parties), the MSN [   ] Loan Agreement);

(c)
the loan agreement relating to MSN [   ] dated 6 February 2012 between the MSN [   ] Borrower, the Shareholder, the Lender, the Facility Agent and the Security Trustee (as amended, supplemented or varied from time to time (including without limitation pursuant to the letter agreement dated 13 November 2018 between, inter alios, the MSN [   ] Borrower and the Finance Parties), the MSN [   ] Loan Agreement);

(d)
the loan agreement relating to MSN [   ] dated 6 February 2012 between the MSN [   ] Borrower, the Shareholder, the Lender, the Facility Agent and the Security Trustee (as amended, supplemented or varied from time to time (including without limitation pursuant to the letter agreement dated 13 November 2018 between, inter alios, the MSN [   ] Borrower and the Finance Parties), the MSN [   ] Loan Agreement); and

(e)
the loan agreement relating to MSN [   ] dated 6 February 2012 between the MSN [   ] Borrower, the Shareholder, the Lender, the Facility Agent and the Security Trustee (as amended, supplemented or varied from time to time (including without limitation pursuant to the letter agreement dated 13 November 2018 between, inter alios, the MSN [   ] Borrower and the Finance Parties), the MSN [   ] Loan Agreement),

(together, the Loan Agreements; each, a Loan Agreement).

2	In this letter agreement:

(a)	Aircraft means, together, MSN [ ], MSN [ ], MSN [ ], MSN [ ] and MSN [ ];

(b)
Collateral Agreement means the collateral agreement relating to, inter alia, the Aircraft dated 6 February 2012 between, inter alios, the Parties (as amended pursuant to the related letter agreement dated 14 November 2018);

(c)	Collateral Agreement Amendment Letter means the letter agreement relating to the Collateral Agreement dated on or about the date hereof between, inter alios, the Parties,

(d)
Effective Time means the time at which the Facility Agent delivers the Effective Time Notice to the Parties confirming that each of the conditions specified in paragraph 8 has been satisfied (or waived or postponed) in accordance with the provisions of paragraphs 8 to 11;

(e)	Effective Time Notice means a notice from the Facility Agent substantially in the form of the Exhibit;

(f)	Final Repayment Date has the meaning given to that term in each Relevant Loan Agreement;

(g)	Finance Parties means, together, the Lender, the Facility Agent and the Security Trustee;

(h)	MSN [ ] means the [ ] aircraft with manufacturer’s serial number [ ];

(i)	MSN [ ] Advance has the meaning given to the term “Advance” in the MSN [ ] Loan Agreement;

(j)
MSN [   ] Loan Amount means the outstanding principal amount of the MSN [   ] Advance (being the balance remaining follow the application of, inter alia, the Net Sale Proceeds from the sale of MSN [   ] to partially prepay the MSN [   ] Advance) as at the Effective Time (immediately prior to the MSN [   ] Loan Transfer);

(k)	MSN [ ] Loan Transfer means the transfer of the MSN [ ] Advance pursuant to paragraphs 4.1 to 4.3 inclusive;

(l)	MSN [ ] means the [ ] aircraft with manufacturer’s serial number [ ];

(m)	MSN [ ] Advance has the meaning given to the term “Advance” in the MSN [ ] Loan Agreement;

(n)
MSN [   ] Loan Amount means the outstanding principal amount of the MSN [   ] Advance (being the balance remaining follow the application of, inter alia, the Net Sale Proceeds from the sale of MSN [   ] to partially prepay the MSN [   ] Advance) as at the Effective Time (immediately prior to the MSN [   ] Loan Transfer);

(o)	MSN [ ] Loan Transfer means the transfer of the MSN [ ] Advance pursuant to paragraphs 5.1 to 5.3 inclusive;

(p)	MSN [ ] means the [ ] aircraft with manufacturer’s serial number [ ];

(q)	MSN [ ] Advance has the meaning given to the term “Advance” in the MSN [ ] Loan Agreement;

(r)	MSN [ ] means the [ ] aircraft with manufacturer’s serial number [ ];

(s)	MSN [ ] Advance has the meaning given to the term “Advance” in the MSN [ ] Loan Agreement;

(t)	MSN [ ] means the [ ] aircraft with manufacturer’s serial number [ ];

(u)	MSN [ ] Advance has the meaning given to the term “Advance” in the MSN [ ] Loan Agreement;

(v)	Obligors means, together, the MSN [ ] Borrower, the MSN [ ] Borrower, the MSN [ ] Borrower, the MSN [ ] Borrower, the MSN [ ] Borrower and the Shareholder;

(w)	Parties means, together, the parties to this letter agreement;

(x)	Relevant Advances means, together, the MSN [ ] Advance, the MSN [ ] Advance and the MSN [ ] Advance;

(y)	Relevant Aircraft means, together, MSN [ ], MSN [ ] and MSN [ ];

(z)	Relevant Aircraft Mortgages has the meaning given to the term “Aircraft Mortgages” in each Relevant Loan Agreement;

(aa)	Relevant Loan Agreements means, together, the MSN [ ] Loan Agreement, the MSN [ ] Loan Agreement and the MSN [ ] Loan Agreement;

(bb)	Relevant Obligors means, together, the MSN [ ] Borrower, the MSN [ ] Borrower, the MSN [ ] Borrower and the Shareholder;

(cc)	Relevant Security Documents has the meaning given to the term “Security Documents” in each Relevant Loan Agreement;

(dd)	Representatives means, together, the Facility Agent and the Security Trustee;

(ee)	Secured Obligations has the meaning given to that term in each Relevant Loan Agreement;

(ff)	Transaction Documents has the meaning given to that term in each Relevant Loan Agreement;

(gg)	any reference to a paragraph or an Exhibit means a paragraph of or exhibit to, respectively, this letter agreement; and

(hh)	words importing the plural shall include the singular and vice versa.

3	The Parties have agreed to enter into this letter agreement in connection with:

(a)
following the sale of MSN [   ], the transfer of the MSN [   ] Advance to the MSN [   ] Borrower, the related termination of the MSN [   ] Loan Agreement and the related increase in the outstanding principal amount of the MSN [   ] Advance;

(b)
following the sale of MSN [   ], the transfer of the MSN [   ] Advance to the MSN [   ] Borrower, the related termination of the MSN [   ] Loan Agreement and the related increase in the outstanding principal amount of the MSN [   ] Advance; and

(c)	the extension of the Final Repayment Date for each Relevant Advance from 14 January 2020 to 14 May 2021.

4	MSN [ ] Loan Transfer

4.1	With effect from the Effective Time, the MSN [ ] Borrower hereby:

(a)	assigns absolutely to the MSN [ ] Borrower all of its right, title and interest in and to the MSN [ ] Loan Agreement;

(b)	consents to the assumption of obligations pursuant to paragraph 4.2(b); and

(c)	releases each Finance Party from further performance under the MSN [ ] Loan Agreement.

4.2	With effect from the Effective Time, the MSN [ ] Borrower hereby:

(a)	accepts the assignment of rights pursuant to paragraph 4.1(a); and

(b)	agrees to assume and perform all of the obligations of the MSN [ ] Borrower under the MSN [ ] Loan Agreement and to be bound by the terms of the MSN [ ] Loan Agreement instead of the MSN [ ] Borrower.

4.3	With effect from the Effective Time, each Finance Party hereby:

(a)	consents to the assignment of rights pursuant to paragraph 4.1(a) and the assumption of obligations pursuant to paragraph 4.2(b);

(b)	agrees that all rights of the MSN [ ] Borrower under the MSN [ ] Loan Agreement are vested in (and are exercisable by) the MSN [ ] Borrower (to the exclusion of the MSN [ ] Borrower); and

(c)	releases the MSN [ ] Borrower from further performance under the MSN [ ] Loan Agreement.

4.4	With effect from the Effective Time (immediately following the MSN [ ] Loan Transfer):

(a)
each Finance Party hereby releases the MSN [   ] Borrower (as transferee of the MSN [   ] Borrower) and the Shareholder from performance under the MSN [   ] Loan Agreement (as transferred pursuant to the preceding provisions of this paragraph 4);

(b)
each Party hereby agrees that the MSN [   ] Loan Agreement, and all of the rights and obligations of the parties thereto, shall automatically and without further act terminate (in each case except to the extent relating to any provisions which are expressly stated in the MSN [   ] Loan Agreement to survive its termination); and

(c)
in consideration of the foregoing, each Party hereby agrees that the outstanding principal amount of the MSN [   ] Advance will be increased by an amount equal to the MSN [   ] Loan Amount for all purposes of the MSN [   ] Loan Agreement and the other Transaction Documents.

5	MSN [ ] Loan Transfer

5.1	With effect from the Effective Time, the MSN [ ] Borrower hereby:

(a)	assigns absolutely to the MSN [ ] Borrower all of its right, title and interest in and to the MSN [ ] Loan Agreement;

(b)	consents to the assumption of obligations pursuant to paragraph 5.2(b); and

(c)	releases each Finance Party from further performance under the MSN [ ] Loan Agreement.

5.2	With effect from the Effective Time, the MSN [ ] Borrower hereby:

(a)	accepts the assignment of rights pursuant to paragraph 5.1(a); and

(b)	agrees to assume and perform all of the obligations of the MSN [ ] Borrower under the MSN [ ] Loan Agreement and to be bound by the terms of the MSN [ ] Loan Agreement instead of the MSN [ ] Borrower.

5.3	With effect from the Effective Time, each Finance Party hereby:

(a)	consents to the assignment of rights pursuant to paragraph 5.1(a) and the assumption of obligations pursuant to paragraph 5.2(b);

(b)	agrees that all rights of the MSN [ ] Borrower under the MSN [ ] Loan Agreement are vested in (and are exercisable by) the MSN [ ] Borrower (to the exclusion of the MSN [ ] Borrower); and

(c)	releases the MSN [ ] Borrower from further performance under the MSN [ ] Loan Agreement.

5.4	With effect from the Effective Time (immediately following the MSN [ ] Loan Transfer):

(a)
each Finance Party hereby releases the MSN [   ] Borrower (as transferee of the MSN [   ] Borrower) and the Shareholder from performance under the MSN [   ] Loan Agreement (as transferred pursuant to the preceding provisions of this paragraph 5);

(b)
each Party hereby agrees that the MSN [   ] Loan Agreement, and all of the rights and obligations of the parties thereto, shall automatically and without further act terminate (in each case except to the extent relating to any provisions which are expressly stated in the MSN [   ] Loan Agreement to survive its termination); and

(c)
in consideration of the foregoing, each Party hereby agrees that the outstanding principal amount of the MSN [   ] Advance will be increased by an amount equal to the MSN [   ] Loan Amount for all purposes of the MSN [   ] Loan Agreement and the other Transaction Documents.

6	Relevant Advances and Relevant Aircraft

6.1	With effect from the Effective Time, each Party hereby agrees:

(a)	that the Final Repayment Date for each Relevant Advance will be extended from 14 January 2020 to 14 May 2021; and

(b)	as a result, that the definition of “Final Repayment Date” in clause 1.1 of each Relevant Loan Agreement is deleted in its entirety and replaced with the following new definition:

“Final Repayment Date means 14 May 2021 provided that if such date is not a Business Day, it shall be the next succeeding Business Day.”.

6.2	With effect from the Effective Time, each Party hereby further agrees and confirms that:

(a)
principal and interest in relation to each Relevant Advance will continue to be repaid or paid (as applicable) on a “pay as you earn” basis in accordance with the provisions of schedule 11 to each Relevant Loan Agreement (and otherwise in accordance with the provisions of each Relevant Loan Agreement); and

(b)	except as contemplated by paragraphs 4.4(c), 5.4(c) and 6.1, the economic terms applicable to each Relevant Advance will remain unaltered.

7	Security Confirmation

Each Relevant Obligor hereby:

(a)
confirms that all of the security granted in favour of the Security Trustee pursuant to the Relevant Security Documents for the Secured Obligations (as amended pursuant to this letter agreement) remains in full force and effect; and

(b)
acknowledges that the security granted by it pursuant to or in connection with the Relevant Aircraft Mortgages and each other Relevant Security Document shall remain unaffected and any reference to a Relevant Loan Agreement in the Relevant Aircraft Mortgages and each other Relevant Security Document shall be a reference to that Relevant Loan Agreement as amended by this letter agreement.

Conditions Precedent

8
The occurrence of the Effective Time shall be subject to the satisfaction (or waiver or postponement in accordance with the terms of this letter agreement) of each of the following conditions precedent (except for the items specified in paragraph 8(f)):

Amendment Agreement:

(a)	The Facility Agent shall have received a fully executed copy of this letter agreement and the Collateral Agreement Letter Agreement.

Corporate Documents:

(b)	The Facility Agent shall have received each of the following corporate documents:

(i)	a copy of a corporate certificate of each Obligor attaching:

(A)	a certified true copy of its constitutive documents;

(B)	a certified true copy of its board resolutions that authorise the execution by it of this letter agreement and the transactions contemplated thereby;

(C)	a certified true copy of the power of attorney or letter of delegation of authority relating to the execution by it of this letter agreement;

(D)	an incumbency certificate detailing the persons entitled to execute this letter agreement on its behalf; and

(E)	a list of its directors and secretary; and

(ii)	evidence that the process agent appointed by each Relevant Obligor in England in relation to this letter agreement shall have accepted such appointment.

Legal Opinions:

(c)	The Facility Agent shall have received each of the following signed legal opinions (each addressed and delivered to each Finance Party):

(i)	Irish legal opinion of McCann FitzGerald; and

(ii)	English legal opinion of Vedder Price LLP.

Sale of MSN [   ] and MSN [   ]:

(d)
The sale of each of MSN [   ] and MSN [   ] must have completed and the related Net Sale Proceeds (as defined in each of the MSN [   ] Loan Agreement and the MSN [   ] Loan Agreement) must have been paid and applied in accordance with the provisions of the Collateral Agreement.

Other:

(e)	The following further conditions precedent shall have been satisfied:

(i)	no Total Loss shall have occurred in relation to any Relevant Aircraft;

(ii)	no Event of Default shall have occurred and be continuing under any Loan Agreement;

(iii)	no Illegality Event shall have occurred and be continuing under any Loan Agreement; and

(iv)
the Facility Agent shall have received such documentation and other evidence as it shall have required (acting reasonably) in relation to each Obligor so as to comply with all applicable “know your customer” or similar identification procedures.

MSN [   ] and MSN [   ] – CAAC Mortgage Registration:

(f)
Within thirty (30) days of the date upon which the Effective Time occurs, the MSN [   ] Borrower and the MSN [   ] Borrower, as applicable, will deliver to the Security Trustee CAAC countersigned copies of the mortgage application update forms relating to MSN [   ] and MSN [   ], necessary to update the expiry date of the mortgage interests of the Security Trustee with respect to MSN [   ] and MSN [   ] with the CAAC.

9	When making any determination with respect to any condition precedent set forth in paragraph 8, the Facility Agent will act on the instructions of the Lender.

10	Each document or other written item to be delivered to the Facility Agent pursuant to paragraph 8 must be in form and substance satisfactory to the Facility Agent (acting reasonably).

11
If any of the conditions precedent set forth in paragraph 8 are not satisfied in accordance with the provisions of paragraph 8, the Facility Agent (acting on the instructions of the Lender) shall be entitled to waive or postpone (in whole or in part) satisfaction of any such condition upon such terms as it may think fit.  Any such waiver or postponement must be made in writing.

Miscellaneous

12	Each Party hereby represents and warrants that:

(a)	this letter agreement has been duly authorised and executed by it; and

(b)
this letter agreement constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms (except to the extent that enforcement may be limited by applicable insolvency and similar laws affecting the rights of creditors generally).

13
Each of the Parties hereby agrees and confirms that this letter agreement is a “Loan Document” (and, accordingly, a “Transaction Document”) for the purposes of each Relevant Loan Agreement (as amended by this letter agreement) and the other Transaction Documents.

14	The Parties agree that, save as amended by this letter agreement, each Relevant Loan Agreement remains in full force and effect.

15	A person who is not a party to this letter agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any term of this letter agreement.

16
This letter agreement may be executed in any number of counterparts and on separate counterparts, each of which when executed shall constitute an original, and all counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart signature page of this letter agreement by e-mail (pdf) or fax shall be as effective as delivery of a manually executed counterpart of this letter agreement.  In relation to each counterpart, upon confirmation by or on behalf of the signatory that the signatory authorises the attachment of such counterpart signature page to the final text of this letter agreement, such counterpart signature page shall take effect together with such final text as a complete authoritative counterpart.

Governing Law and Jurisdiction

17	This letter agreement and any non-contractual obligations arising out of or in connection with it are governed by and shall be construed in accordance with English law.

18	The provisions of clauses 35.2 to 35.6 inclusive of each Relevant Loan Agreement apply mutatis mutandis to this letter agreement.

IN WITNESS WHEREOF the Parties have caused this letter agreement to be executed as a deed by the duly authorised representatives of the Parties and this letter agreement is intended to be and is hereby delivered the day and year first above written.

Execution Page 1

Letter Agreement

NordLB / Fly Leasing – Loan Agreements

[   ] Airbus and Boeing Aircraft

MSN [ ] Borrower

SIGNED AND DELIVERED AS A DEED by	)
)
)
as attorney for	)
APHRODITE AVIATION LIMITED	)
in the presence of:	)

Signature of Witness:
Name of Witness:
Address of Witness:

Occupation of Witness:

MSN [ ] Borrower

SIGNED AND DELIVERED AS A DEED by	)
)
)
as attorney for	)
ARTEMIS AVIATION LIMITED	)
in the presence of:	)

Signature of Witness:
Name of Witness:
Address of Witness:

Occupation of Witness:

Execution Page 2

Letter Agreement

NordLB / Fly Leasing – Loan Agreements

[   ] Airbus and Boeing Aircraft

MSN [ ] Borrower

SIGNED AND DELIVERED AS A DEED by	)
)
)
as attorney for	)
CLEMENTINE AVIATION LIMITED	)
in the presence of:	)

Signature of Witness:
Name of Witness:
Address of Witness:

Occupation of Witness:

MSN [ ] Borrower

SIGNED AND DELIVERED AS A DEED by	)
)
)
as attorney for	)
PANDA AVIATION LIMITED	)
in the presence of:	)

Signature of Witness:
Name of Witness:
Address of Witness:

Occupation of Witness:

Execution Page 3

Letter Agreement

NordLB / Fly Leasing – Loan Agreements

[   ] Airbus and Boeing Aircraft

MSN [ ] Borrower

SIGNED AND DELIVERED AS A DEED by	)
)
)
as attorney for	)
VICTORIA PEAK AVIATION LIMITED	)
in the presence of:	)

Signature of Witness:
Name of Witness:
Address of Witness:

Occupation of Witness:

Shareholder

SIGNED AND DELIVERED AS A DEED by	)
)
)
as attorney for	)
HOBART AVIATION HOLDINGS LIMITED	)
in the presence of:	)

Signature of Witness:
Name of Witness:
Address of Witness:

Occupation of Witness:

Execution Page 4

Letter Agreement

NordLB / Fly Leasing – Loan Agreements

[   ] Airbus and Boeing Aircraft

Lender

EXECUTED AS A DEED by	)
NORDDEUTSCHE LANDESBANK GIROZENTRALE	)
acting by:	)

Name:	Name:
Title: Authorised Signatory	Title: Authorised Signatory

Facility Agent

EXECUTED AS A DEED by	)
NORDDEUTSCHE LANDESBANK GIROZENTRALE	)
acting by:	)

Name:	Name:
Title: Authorised Signatory	Title: Authorised Signatory

Security Trustee

EXECUTED AS A DEED by	)
NORDDEUTSCHE LANDESBANK GIROZENTRALE	)
acting by:	)

Name:	Name:
Title: Authorised Signatory	Title: Authorised Signatory